UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200
West Palm Beach,	Florida	33401
(Address of principal executive offices)		(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Shares	CLDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On February 22, 2023, Thomas J. Crocker, a member of the Board of Directors (“Board”) of Chatham Lodging Trust (the “Company”), notified the Board of his decision not to stand for reelection at the Company’s annual meeting of stockholders to be held on May 18, 2023 so that he can focus on other endeavors. He will continue to serve until the annual meeting of shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements (the "Universal Proxy Rules") and a periodic review of the Bylaws of the Company, the Board of Trustees (the "Board") amended and restated the Company’s Bylaws (the "Amended and Restated Bylaws"), effective immediately. The amendments effected by the Amended and Restated Bylaws include:

•address the adoption of the Universal Proxy Rules, including to require certification of compliance with the Universal Proxy Rules, provide that a shareholder nomination will be deemed null and void if the nominating shareholder fails to comply with the Universal Proxy Rules, and address the color of proxy cards reserved for use by the Company;
•make certain limited updates to the procedural mechanics for meetings of shareholders and specify the powers of the Board and the chair of a shareholder meeting to regulate conduct at a meeting and to adjourn a meeting; and
•make various other conforming, technical, and non-substantive changes.

The foregoing description of the Bylaws is qualified by reference to the full text of the Bylaws, which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On February 23, 2023, the Company issued a press release announcing (1) that the Board has set the date for the 2023 annual meeting of shareholders for May 18, 2023 at 10:00 a.m. EDT with a record date of March 20, 2023. A copy of such press release is filed as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws, effective as of February 22, 2023.
3.2	Amended and Restated Bylaws, effective as of February 22, 2023 (marked to show changes against the prior version).
99.1	Press release, dated February 24, 2023, announcing meeting date and record date for annual meeting of shareholders.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

February 24, 2023	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer